SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 30, 2003


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                    333-68542                     13-3633241
----------------------         -----------------             ------------------
   (State or Other               (Commission                (I.R.S. Employer
    Jurisdiction                 File Number)                Identification No.)
  of Incorporation)

383 Madison Avenue
New York, New York                                                 10179
----------------------                                       ------------------
     (Address of                                                (Zip Code)
 Principal Executive
      Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 5.  Other Events.

      On or about May 30, 2003, the Registrant will cause the issuance and sale of approximately $547,644,050 initial principal amount of Structured Asset Mortgage Investments Trust 2003-AR1, Mortgage Pass-Through Certificates, Series 2003-AR1 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2003, between the Registrant as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

      In connection with the sale and the Series 2003-AR1, Class A-1, Class A-2, Class A-3, Class A-3M, Class A-4, Class A-5, Class X-1, Class M, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2, and Class B-3 (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-68542, which Computational Materials are being filed as exhibits to this report.

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

      In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements.

      Not applicable.

      (b) Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits

                       Item 601(a) of
                       Regulation S-K
   Exhibit No.           Exhibit No.               Description
   -----------        ----------------      ----------------------------------
       1                     99             Computational      Materials    --
                                            Computational     Materials    (as
                                            defined  in Item 5) that have been
                                            provided  by  the  Underwriter  to
                                            certain prospective  purchasers of
                                            Structured      Asset     Mortgage
                                            Investments     Trust    2003-AR1,
                                            Mortgage              Pass-Through
                                            Certificates,    Series   2003-AR1
                                            (filed  in paper  pursuant  to the
                                            automatic SEC  exemption  pursuant
                                            to  Release  33-7427,   August  7,
                                            1997)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS INC.


By:   /s/ Baron Silverstein
   ------------------------------
       Name:  Baron Silverstein
       Title: Vice President

Dated:  May 30, 2003

                                EXHIBIT INDEX
                                -------------


                        Item 601(a) of      Sequentially
                        Regulation S-K      Numbered
Exhibit Number          Exhibit No.         Description          Page
--------------          -----------         -----------          ----
1                       99                  Computational        Filed
                                            Materials            Manually